Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

/s/ Steven A. Kandarian Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

/s/ Cheryl W. Grisé Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Date: 3/12/13 /s/ Carlos M. Gutierrez Carlos M. Gutierrez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

/s/ R. Glenn Hubbard R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

/s/ John M. Keane John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Executive Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927,333-170879, 333-198141, 333-198143 and 333-198145), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Date: February 24, 2015 /s/ Edward J. Kelly, III Edward J. Kelly, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

/s/ Alfred F. Kelly, Jr. Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Date: 9/17/13 /s/ William E. Kennard William E. Kennard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

/s/ James M. Kilts James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

/s/ Catherine R. Kinney Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Date: February 24, 2014 /s/ Denise M. Morrison Denise M. Morrison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

/s/ Kenton J. Sicchitano Kenton J. Sicchitano	Director

Lulu C. Wang	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ricardo A. Anzaldua, Executive Vice President and General Counsel, John C.R. Hele, Executive Vice President and Chief Financial Officer, and Marlene Debel, Senior Vice President and Treasurer, or any of them and their respective successors from time to time in the offices of General Counsel, Chief Financial Officer, or Treasurer, as the case may be, as such person’s true and lawful attorney-in-fact and agent for such person and in such person’s name, place and stead, in any and all capacities, to sign individually and not collectively, (i) any and all amendments to the Registration Statements on Form S-8 (Nos. 333-37108, 333-59134, 333-101291, 333-102306, 333-121342, 333-121343, 333-121344, 333-139380, 333-139382, 333-139383, 333-139384, 333-148024, 333-162926, 333-162927 and 333-170879), including post-effective amendments, and any and all Registration Statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file each or any of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, as amended, the rules, regulations, and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, and does hereby grant unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

Signature	Title	Date

Steven A. Kandarian	Chairman of the Board, President and Chief Executive Officer

Sylvia Mathews Burwell	Director

Cheryl W. Grisé	Director

R. Glenn Hubbard	Director

John M. Keane	Director

Alfred F. Kelly, Jr.	Director

James M. Kilts	Director

Catherine R. Kinney	Director

Hugh B. Price	Director

David Satcher	Director

Kenton J. Sicchitano	Director

/s/ Lulu C. Wang Lulu C. Wang	Director